UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 8, 2016, BBCN Bancorp, Inc. and Wilshire Bancorp, Inc. jointly announced that their bank subsidiaries, BBCN Bank and Wilshire Bank, reached agreement with the California Reinvestment Coalition, the National Diversity Coalition and groups from within the African American, Latino, Korean and other Asian and Pacific Islander American communities on a set of Community Goals and Commitments, to take effect upon the completion of the proposed merger between the two companies. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this report pursuant to Item 8.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

99.1	Joint news release dated April 8, 2016 issued by BBCN Bancorp, Inc. and Wilshire Bancorp, Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed transaction between BBCN Bancorp and Wilshire Bancorp, the community goals and commitments to be implemented upon consummation of the merger, the timetable for completing the transaction and implementing such goals and commitments, and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of BBCN Bancorp and Wilshire Bancorp. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of BBCN Bancorp, Wilshire Bancorp and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of both BBCN Bancorp and Wilshire Bancorp, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating BBCN Bancorp and Wilshire Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company's loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company's business and operating results.

For a more complete list and description of such risks and uncertainties, refer to BBCN Bancorp’s Form 10-K for the year ended December 31, 2015, and Wilshire Bancorp’s Form 10-K for the year ended December 31, 2015, as well as other filings made by BBCN Bancorp and Wilshire Bancorp with the Securities and Exchange Commission (the “SEC”). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, BBCN Bancorp and Wilshire Bancorp disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, BBCN Bancorp has filed with the SEC a preliminary Registration Statement on Form S-4 that includes a Joint Proxy Statement/Prospectus of BBCN Bancorp and Wilshire Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the preliminary Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about BBCN Bancorp and Wilshire Bancorp at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from BBCN at www.BBCNbank.com in the “Investor Relations” section under the “About” tab. You may also obtain these documents by contacting BBCN’s Investor Relations department at BBCN Bancorp, Inc., 3731 Wilshire Boulevard, Suite 1000, Los Angeles, California 90010, or via e-mail at Angie.Yang@BBCNbank.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in Solicitation

BBCN Bancorp, Wilshire Bancorp and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning BBCN Bancorp’s participants is set forth in the proxy statement, dated May 1, 2015, and supplemental proxy materials, dated May 20, 2015, for BBCN Bancorp’s 2015 annual meeting of stockholders, as filed with the SEC on Schedules 14A. Information concerning Wilshire Bancorp's participants is set forth in the proxy statement, dated April 9, 2015, for Wilshire Bancorp's 2015 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of BBCN Bancorp and Wilshire Bancorp in the solicitation of proxies in respect of the merger is included in the preliminary Registration Statement and Joint Proxy Statement/Prospectus filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: April 8, 2016	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1	Joint news release dated April 8, 2016 issued by BBCN Bancorp, Inc. and Wilshire Bancorp, Inc.